UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2026

BOXABL INC.

(Exact Name of Registrant as Specified in Charter)

Texas	001-42493	86-2579471
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5345 E. N. Belt Road

North Las Vegas, Nevada 89115

(Address of Principal Executive Offices) (Zip Code)

(702) 500-9000

(Registrant’s Telephone Number, Including Area Code)

FG Merger II Corp.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	BXBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on August 4, 2025, FG Merger II Corp., a Nevada corporation (“FGMC”), entered into an Agreement and Plan of Merger (as amended on November 3, 2025, April 6, 2026 and May 6, 2026, the “Merger Agreement”), with FG Merger Sub II Inc., a Nevada corporation and a wholly-owned subsidiary of FGMC (“Merger Sub”), and BOXABL Inc., a Nevada corporation (“BOXABL”). Terms used herein but not defined herein shall have the meanings ascribed to them in the Proxy Statement/Prospectus (as defined below).

On July 17, 2026 (the “Closing Date”), the parties consummated the transactions contemplated by the Merger Agreement (the “Business Combination”), as follows:

The Conversion

Prior to and in connection with the Closing, FGMC converted from a Nevada corporation to a Texas corporation (the “Conversion”) in accordance with the Nevada Revised Statutes (“NRS”) and the Texas Business Organizations Code (“TBOC”). Upon the Conversion, FGMC became a Texas corporation and each issued and outstanding security of FGMC remained outstanding and automatically represented a corresponding security of FGMC as a Texas corporation.

The Mergers

Following the Conversion and on the Closing Date, Merger Sub merged with and into BOXABL, with BOXABL surviving as a wholly-owned subsidiary of FGMC (the “First Merger”). Immediately thereafter, BOXABL merged with and into FGMC, with FGMC surviving (the “Second Merger”, and together with the First Merger, the “Mergers”). As a result of the Business Combination, FGMC was renamed “BOXABL Inc.” (the “Combined Company”).

Pursuant to the terms of the Merger Agreement, at the applicable effective time, by virtue of the Mergers and without any action on the part of any party or any other person:

●	each share of BOXABL’s common stock, par value $0.00001 (“BOXABL Common Stock”) (other than certain excluded shares and any shares held by stockholders who properly exercised and did not lose their dissenter’s rights under applicable Nevada law) was converted into the right to receive a number of shares of common stock of the Combined Company (“Combined Company Common Stock”), as determined by the exchange ratio set forth in the Merger Agreement (the “Common Exchange Ratio”);

●	each share of BOXABL’s preferred stock, par value $0.00001 (“BOXABL Preferred Stock”) (other than any shares held by preferred stockholders who properly exercised and did not lose their dissenter’s rights under applicable Nevada law) was converted into the right to receive a number of shares of preferred stock of the Combined Company (“Combined Company Merger Preferred Stock”) as determined by the exchange ratio set forth in the Merger Agreement (the “Preferred Exchange Ratio”);

●	all outstanding and unexpired BOXABL convertible securities (options and restricted stock units but excluding common stock warrants) were assumed by the Combined Company and became exercisable or convertible for Combined Company equity on the same terms, with adjustments as provided in the Merger Agreement;

●	each BOXABL common stock warrant that remained outstanding was assumed by the First Merger Surviving Company and terminated at the effective time of the First Merger;

●	each share of capital stock of Merger Sub issued and outstanding immediately prior to the First Merger Effective Time was automatically cancelled and converted into one share of common stock of the First Merger Surviving Company;

●	all outstanding FGMC warrants and other convertible securities were assumed by the Combined Company and became exercisable for shares of Combined Company Common Stock, subject to adjustment as provided in the Merger Agreement;

●	no fractional shares of Combined Company Common Stock or Combined Company Merger Preferred Stock were issued.

On the Closing Date, the Combined Company issued, or reserved for issuance, an aggregate of 246,524,760 shares of Combined Company Common Stock and issued 103,475,240 shares of Combined Company Merger Preferred Stock to the former BOXABL securityholders in exchange for their equity interests in BOXABL, representing aggregate merger consideration with a value of $3,500,000,000 based on a deemed value of $10.00 per share.

Listing of Securities

Prior to the Closing Date, FGMC Units, FGMC Common Stock and FGMC Rights were listed on the Nasdaq Stock Market LLC (“Nasdaq”) under the symbols “FGMCU,” “FGMC” and “FGMCR,” respectively. In connection with the Business Combination, all of the FGMC Units separated into their component parts and ceased trading on Nasdaq.

As of the open of trading on July 20, 2026, the Combined Company Class A Common Stock began trading on Nasdaq under the symbol “BXBL.” The Combined Company Merger Preferred Stock is not listed on Nasdaq or any other securities exchange and is not publicly traded.

The description of the Merger Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by the text of the Merger Agreement, as amended, copies of which are attached as Exhibits 2.1 through 2.4 to this Current Report on Form 8-K and are incorporated herein by reference.

The Merger Agreement is also described in detail in the definitive proxy statement/prospectus for the Business Combination filed by FGMC with the Securities and Exchange Commission (the “Proxy Statement/Prospectus”).

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Lock-Up Agreements

In connection with the Business Combination, on the Closing Date, the Combined Company entered into lock-up agreements (the “Lock-Up Agreements”) with the Sponsor of FGMC and certain former stockholders of BOXABL (including Paolo Tiramani and Galiano Tiramani), pursuant to which each of the parties to the Lock-Up Agreements agreed not to effect any sale or distribution of any equity securities of the Combined Company held by any of them during the lock-up period. For 50% of the lock-up shares, the lock-up period ends at the earlier of (a) 12 months after the Closing Date and (b) the date on which the closing price of the Combined Company Common Stock equals or exceeds $12.00 per share for any 20 trading days within any 30-trading-day period after the Closing Date. For the remaining 50% of the lock-up shares, the lock-up period ends 12 months after the Closing Date. The lock-up restrictions are also subject to early release upon certain liquidation, merger, exchange or reorganization transactions and automatically expire if the Combined Company Common Stock trades at or above $20.00 per share at any time (including intraday).

The foregoing description of the Lock-Up Agreements is qualified in its entirety by reference to the full text of the agreements, copies of which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Indemnification Agreements

In connection with the Business Combination, on the Closing Date, the Combined Company entered into indemnification agreements (the “Indemnification Agreements”) with each of its directors and executive officers. Subject to certain exceptions, the Indemnification Agreements provide that the Combined Company will indemnify each of its directors and executive officers for certain expenses, which may include attorneys’ fees, judgments, fines and settlement amounts, incurred by a director or officer in any action or proceeding arising out of that person’s services as a director or officer of the Combined Company or of any other company or enterprise to which the person provides services at the Combined Company’s request.

The foregoing description of the Indemnification Agreements is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The above-referenced agreements are described in the Proxy Statement/Prospectus.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K and Item 1.01 is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Business Combination, the Investment Management Trust Agreement between FGMC and Continental Stock Transfer & Trust Company and the Administrative Services Agreement between FGMC and the Sponsor were terminated. The Administrative Services Agreement had provided for monthly payments of $15,000 to the Sponsor.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosures set forth in the Introductory Note of this Current Report on Form 8-K and in Item 1.01 are incorporated into this Item 2.01 by reference.

The Business Combination and each of the other proposals in the Proxy Statement/Prospectus were approved by FGMC’s stockholders and by BOXABL’s stockholders at their respective meetings. As indicated above, the Combined Company issued, or reserved for issuance an aggregate of 246,524,760 shares of Combined Company Common Stock and 103,475,240 shares of Combined Company Merger Preferred Stock to the former stockholders of BOXABL on the Closing Date.

In connection with the stockholder vote, an aggregate of 3,466,086 shares of FGMC Common Stock were redeemed by stockholders of FGMC resulting in the payment to such holders of an aggregate of $36,048,176.

As of the Closing Date and following the completion of the Business Combination, the Combined Company had approximately 241,493,343 shares of Combined Company Common Stock issued and outstanding, consisting of approximately 9,409,633 shares of Combined Company Class A Common Stock and approximately 232,083,710 shares of Combined Company Class B Common Stock, and 103,475,240 shares of Combined Company Merger Preferred Stock issued and outstanding. In addition, as of the Closing Date, the Combined Company had 1,000,000 Combined Company Warrants issued and outstanding, each entitling the holder thereof to purchase one share of Combined Company Common Stock at an exercise price of $15.00 per share.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as FGMC was immediately before the consummation of the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Combined Company is providing below the information that would be included in the Form 10 if it were to file a Form 10. Please note that the information provided below relates to the Combined Company following the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This document and the information incorporated by reference herein include “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Combined Company’s future financial performance, as well as its strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. The Combined Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Combined Company, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Combined Company’s views as of any subsequent date, and the Combined Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Combined Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	the Combined Company’s limited operating history and history of losses, including the going concern qualification in BOXABL’s audited financial statements;

●	the Combined Company’s ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the Combined Company to grow and manage growth profitably following the Closing Date;

●	future capital needs and the ability to obtain additional financing on acceptable terms;

●	the ability to maintain the listing of the Combined Company Class A Common Stock on Nasdaq following the Closing Date;

●	the ability to successfully ramp production capacity and reduce per-unit production costs;

●	risks relating to regulatory approvals for modular housing in additional states and jurisdictions;

●	demand cyclicality and housing market conditions;

●	supply chain disruptions, including reliance on key suppliers and the risk of supplier failure;

●	reliance on senior management, including Paolo Tiramani and Galiano Tiramani;

●	intellectual property protection and potential infringement claims;

●	reliance on third-party builders, dealers, installers and franchisees;

●	competition from traditional and modular construction companies;

●	increased costs associated with being a public company;

●	potential dilution from conversion of Merger Preferred Stock and other securities;

●	conflicts of interest involving management and directors;

●	controlled company status under Nasdaq rules;

●	no third-party fairness opinion obtained in connection with the Business Combination;

●	no minimum cash closing condition in the Merger Agreement; and

●	other risks and uncertainties set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors.”

Business and Facilities

The information set forth in the section of the Proxy Statement/Prospectus entitled “Information About BOXABL” beginning on page 244 is incorporated herein by reference.

Risk Factors

The risks associated with the Combined Company’s business and operations following the Closing Date are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 65, which is incorporated herein by reference.

Financial Information

Audited Financial Statements

The following historical audited financial statements and the related notes are incorporated herein by reference from the Proxy Statement/Prospectus and filed as exhibits hereto:

●	Audited financial statements of FGMC as of and for the years ended December 31, 2025 and December 31, 2024, audited by Fruci & Associates II, PLLC.

●	Audited financial statements of BOXABL as of and for the year ended December 31, 2025, audited by CBIZ CPAs P.C.

●	Audited financial statements of BOXABL as of and for the year ended December 31, 2024, audited by Marcum LLP.

The historical financial statements of FGMC and BOXABL and the related notes are included as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

Unaudited Interim Financial Statements

The unaudited interim consolidated financial statements of BOXABL as of and for the three months ended March 31, 2026 and March 31, 2025, including the consolidated balance sheet, consolidated statements of comprehensive loss, consolidated statements of cash flows, and related notes, are included as Exhibit 99.5 to this Current Report on Form 8-K and incorporated by reference herein. The unaudited interim financial statements of FGMC as of and for the three months ended March 31, 2026, and March 31, 2025, including the balance sheet, statements of operations, statements of cash flows, and related notes, are included as Exhibit 99.7 to this Current Report on Form 8-K and incorporated by reference herein.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of FGMC and BOXABL as of March 31, 2026, for the three months ended March 31, 2026, and for the year ended December 31, 2025 is set forth in Exhibit 99.3 hereto and incorporated by reference herein.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operations of BOXABL prior to the Closing Date is included in the Proxy Statement/Prospectus, which is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of BOXABL for the year ended December 31, 2025 is included as Exhibit 99.4 to this Current Report on Form 8-K and incorporated by reference herein. Management’s Discussion and Analysis of Financial Condition and Results of Operations of BOXABL for the three months ended March 31, 2026, compared to the three months ended March 31, 2025, is included as Exhibit 99.6 to this Current Report on Form 8-K and incorporated by reference herein. Management’s Discussion and Analysis of Financial Condition and Results of Operations of FGMC for the three months ended March 31, 2026, compared to the three months ended March 31, 2025, is included as Exhibit 99.8 to this Current Report on Form 8-K and incorporated by reference herein.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Combined Company common stock as of the Closing Date by:

●	each person who is known to be the beneficial owner of more than 5% of the Combined Company common stock;

●	each executive officer and director of the Combined Company; and

●	all executive officers and directors of the Combined Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, rights and convertible securities that are currently exercisable or exercisable within 60 days.

The beneficial ownership of Combined Company Common Stock is based on 241,493,343 shares of Combined Company Common Stock issued and outstanding immediately following the Closing Date.

Name of Beneficial Owner(1)	Number of Shares		% of Common Stock
Directors and Executive Officers
Paolo Tiramani(3)	172,470,048	(2)	71.42%
Galiano Tiramani(4)	60,052,681	(2)	24.87%
Martin Noe Costas	—		—
Morris A. Davis	—		—
Zvi Yemini	—		—
Larry G. Swets, Jr.	200,000		*
All executive officers and directors as a group (6 persons)	232,722,729		96.37%

(1) Unless otherwise noted, the business address of each of the following entities and individuals is 5345 E. N. Belt Road, North Las Vegas, Nevada 89115.

(2) Represents shares of Combined Company Class B Common Stock, par value $0.0001 per share. Each share of Class B Common Stock is entitled to ten (10) votes per share on all matters on which stockholders are generally entitled to vote. Holders of Class A Common Stock and Class B Common Stock vote together as a single class on all matters submitted to a vote of stockholders. Each share of Class B Common Stock is convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder at any time. Shares of Class B Common Stock may be issued only to, and registered in the name of, Paolo Tiramani, Galiano Tiramani and their respective permitted transferees. Immediately prior to any transfer of shares of Class B Common Stock to a person other than a permitted transferee, each share of Class B Common Stock so transferred shall automatically convert into one (1) share of Class A Common Stock.

(3) Includes 838,101 shares held directly, 84,767,646 shares held by the Paolo Tiramani 2020 Family Gift Trust, and 86,864,301 shares held by the Austin Powers Trust, each of which are shares of Combined Company Class B Common Stock.

(4) Includes 389,629 shares held directly, 30,998,869 shares held by the Galiano Tiramani 2020 Family Gift Trust, and 28,225,164 shares held by the Shontor Asset Protection Trust, each of which are shares of Combined Company Class B Common Stock. Also includes 439,019 shares issuable upon the exercise or vesting of outstanding options or other rights to acquire Combined Company Common Stock held by Mr. Tiramani’s spouse that are exercisable within 60 days.

Information about Directors and Executive Officers

Name	Age	Position Held
Paolo Tiramani	66	Co-Chief Executive Officer and Chairman of the Board
Galiano Tiramani	38	Co-Chief Executive Officer and Director
Martin Noe Costas	49	Chief Financial Officer and Treasurer
Morris A. Davis	54	Director
Zvi Yemini	75	Director
Larry G. Swets, Jr.	51	Director

Resignations and Appointments

In connection with the closing of the Business Combination, any pre-existing officers and directors of FGMC resigned from their respective positions as officers and/or directors of FGMC, in each case effective as of the Effective Time on the Closing Date. Effective as of the Closing Date, Paolo Tiramani was appointed as Co-Chief Executive Officer and Chairman of the Board, Galiano Tiramani was appointed as Co-Chief Executive Officer and a director, Martin Noe Costas was appointed as Chief Financial Officer and Treasurer, and each of Morris A. Davis, Zvi Yemini and Larry G. Swets, Jr. was appointed as a director of the Combined Company.

Information with respect to Combined Company’s directors and officers appointed as of the Closing Date, including biographical information regarding these individuals, is set forth in the Proxy Statement/Prospectus in the section entitled “Management of Combined Company Following the Business Combination” beginning on page 275, which information is incorporated herein by reference.

Risk Oversight

The Board of Directors of the Combined Company (the “Board”) has extensive involvement in the oversight of risk management related to the Combined Company and its business and accomplishes this oversight through regular reporting to the Board by the audit committee. The audit committee represents the Board by periodically reviewing the Combined Company’s accounting, reporting and financial practices, including the integrity of its financial statements, the surveillance of administrative and financial controls and its compliance with legal and regulatory requirements.

Director Independence

The Board consists of five members. Other than Paolo Tiramani and Galiano Tiramani, the director nominees (Morris A. Davis, Larry G. Swets, Jr. and Zvi Yemini) are expected to qualify as “independent directors” as defined under the listing requirements and rules of Nasdaq and the applicable rules of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Combined Company may be deemed a “controlled company” under Nasdaq rules because its executive officers are expected to hold more than 50% of the combined voting power of the Combined Company’s outstanding voting securities.

Committees of the Board of Directors

Audit Committee

The Combined Company’s audit committee is responsible for, among other things:

● selecting, retaining, compensating, overseeing and, if necessary, terminating the Combined Company’s independent registered public accounting firm, subject to any stockholder ratification of the selection of the independent auditors;

● pre-approving all audit and permitted non-audit and tax services to be provided by the Combined Company’s independent registered public accounting firm or other registered public accounting firms, and establishing policies and procedures for such pre-approval on an ongoing basis;

● reviewing and discussing with the Combined Company’s independent registered public accounting firm the firm’s internal quality control procedures, any material issues raised by internal quality control reviews, peer reviews, PCAOB inspections or governmental or professional inquiries, and all relationships between the firm and the Combined Company or its subsidiaries that may bear on the firm’s objectivity and independence;

● evaluating, at least annually, the qualifications, performance and independence of the Combined Company’s independent registered public accounting firm, including the lead audit partner, and overseeing required lead audit partner rotation;

● reviewing and discussing with the Combined Company’s independent registered public accounting firm the auditors’ responsibilities, the overall audit strategy, the scope and timing of the annual audit, significant risks identified during the audit, significant audit findings, critical accounting policies and practices, alternative GAAP treatments discussed with management, and other material written communications between the auditors and management;

● reviewing and discussing with the Combined Company’s independent registered public accounting firm and management any audit problems or difficulties, significant disagreements with management and management’s response, and resolving any disagreements between the auditors and management;

● reviewing with management and the Combined Company’s independent registered public accounting firm major issues regarding accounting principles and financial statement presentation, significant financial reporting judgments, the effect of regulatory and accounting initiatives and off-balance sheet structures, and the adequacy and effectiveness of the Combined Company’s financial reporting processes, internal control over financial reporting and disclosure controls and procedures;

● reviewing and discussing with management and the Combined Company’s independent registered public accounting firm the Combined Company’s annual and quarterly financial statements, related MD&A disclosure, required certifications, audit opinions, and disclosures relating to financial reporting processes and internal controls before the Combined Company’s Form 10-K and Form 10-Q filings are made with the SEC;

● recommending to the Board whether the audited financial statements and related MD&A disclosure should be included in the Combined Company’s Annual Report on Form 10-K and producing the audit committee report required to be included in the Combined Company’s proxy statement;

● reviewing and discussing with management and the Combined Company’s independent registered public accounting firm the Combined Company’s earnings releases, if any, including the presentation of financial information, use of pro forma, adjusted or other non-GAAP financial information, and financial information or earnings guidance provided to analysts and ratings agencies;

● establishing and overseeing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

● reviewing and discussing with management the risks faced by the Combined Company and the policies, guidelines and processes by which management assesses and manages such risks, including major financial risk exposures and risks relating to permitting and licensing, environmental matters, cybersecurity, third-party liability, supply chain issues, litigation and personnel oversight;

● reviewing the Combined Company’s compliance with applicable laws and regulations and overseeing policies, procedures and programs designed to promote legal, ethical and regulatory compliance, including monitoring compliance with Combined Company’s code of ethics;

● reviewing, with the General Counsel and outside legal counsel, legal and regulatory matters, including legal proceedings and regulatory investigations, that could have a significant impact on the Combined Company’s financial statements;

● reviewing, approving and overseeing transactions between the Combined Company and related persons, as defined in Item 404 of Regulation S-K, and other potential conflict of interest situations, and developing policies and procedures for approval of related-party transactions; and

● retaining independent outside counsel and other advisors as the audit committee deems necessary, with authority to determine compensation and oversee the work of such advisors.

The Combined Company’s audit committee consists of Morris A. Davis, Larry G. Swets, Jr. and Zvi Yemini, with Morris A. Davis serving as Chairperson. The Board has determined that Morris A. Davis qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K. Each member of the audit committee meets the definition of “independent director” for purposes of serving on the audit committee under the Nasdaq rules and the independence standards under Rule 10A-3 of the Exchange Act.

Compensation Committee

The Combined Company’s compensation committee is responsible for, among other things:

● reviewing and approving annually the corporate goals and objectives applicable to the compensation of the Combined Company’s Chief Executive Officer;

● evaluating at least annually the Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the Chief Executive Officer’s compensation based on such evaluation, with the Chief Executive Officer not present during any deliberations or voting regarding his or her compensation;

● reviewing and approving the compensation of the Combined Company’s other executive officers;

● reviewing, approving and, when appropriate, recommending to the Board for approval, incentive compensation plans and equity-based plans, including the adoption, amendment and termination of such plans and, where appropriate or required, recommending such plans for stockholder approval;

● administering the Combined Company’s incentive compensation plans and equity-based plans, including designating eligible employees to receive awards, determining the amount of awards or equity to be granted and approving the terms and conditions applicable to each award or grant, subject to the terms of the applicable plan;

● reviewing and discussing with management the Combined Company’s executive compensation information and, when required by SEC rules, the Compensation Discussion and Analysis, and recommending that such disclosure be included in the Combined Company’s annual report on Form 10-K and proxy statement;

● producing the compensation committee report on executive officer compensation required to be included in the Combined Company’s proxy statement or annual report on Form 10-K;

● reviewing, approving and, when appropriate, recommending to the Board for approval, any employment agreements and severance arrangements or plans, including benefits to be provided in connection with a change in control, for the Chief Executive Officer and other executive officers;

● reviewing, approving and, when appropriate, recommending to the Board for approval, employee benefit plans, including the adoption, amendment and termination of such plans, and exercising fiduciary and administrative authority with respect to such plans to the extent delegated to the committee;

● reviewing the Combined Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, reviewing and discussing at least annually the relationship between risk management policies and practices and compensation, and evaluating compensation policies and practices that could mitigate any such risk;

● once required by SEC rules, reviewing and recommending to the Board the frequency of stockholder advisory votes on executive compensation and reviewing and approving the related proxy statement proposals;

● reviewing all director compensation and benefits for service on the Board and Board committees at least annually and recommending any changes to the Board as necessary;

● overseeing, in conjunction with the nominating and corporate governance committee, engagement with stockholders and proxy advisory firms on executive compensation matters; and

● selecting, retaining and obtaining advice from compensation consultants, outside legal counsel and other advisors as the committee deems necessary, including determining their compensation, overseeing their work and assessing their independence as required under applicable SEC and Nasdaq rules.

The Combined Company’s compensation committee consists of Morris A. Davis, Larry G. Swets, Jr. and Zvi Yemini, with Morris A. Davis serving as Chairperson. Each member of the compensation committee meets the definition of “independent director” under the Nasdaq rules.

Nominating and Corporate Governance Committee

The Combined Company’s nominating and corporate governance committee is responsible for, among other things:

● determining the qualifications, qualities, skills and other expertise required to serve as a director and developing and recommending to the Board criteria to be considered in selecting director nominees;

● identifying and screening individuals qualified to become members of the Board, consistent with the director criteria approved by the Board;

● making recommendations to the Board regarding the selection and approval of director nominees to be submitted to a stockholder vote at the annual meeting of stockholders;

● considering director nominations validly made by stockholders in accordance with applicable laws, rules and regulations and the Combined Company’s charter documents;

● developing and recommending to the Board corporate governance guidelines applicable to the Combined Company, reviewing those guidelines at least annually and recommending any changes to the Board;

● overseeing the Combined Company’s corporate governance policies, practices and procedures, including identifying best practices and reviewing and recommending to the Board changes to the Combined Company’s corporate governance framework, including its certificate of formation, bylaws and any stockholder agreement then in effect;

● developing, subject to Board approval, a process for the annual evaluation of the Board and its committees and overseeing the conduct of such annual evaluation;

● reviewing the Board’s committee structure and composition and making annual recommendations to the Board regarding the appointment of directors to serve as members and chairpersons of each committee;

● identifying and making recommendations to the Board regarding candidates to fill vacancies on the Board or any Board committee, whether by stockholder election or appointment by the Board;

● developing and overseeing an orientation program for new directors and a continuing education program for current directors, and periodically reviewing and updating those programs as necessary;

● reviewing all director compensation and benefits for service on the Board and Board committees at least annually and recommending any changes to the Board as necessary;

● reviewing related-party transactions, as defined by Item 404 of Regulation S-K, and conflicts of interest identified by the audit committee for compliance with applicable independence standards in connection with committee service or the nomination of an individual to serve on the Board or a Board committee;

● reviewing and discussing with management disclosure regarding the Combined Company’s corporate governance practices, including disclosure concerning the operations of the committee and other Board committees, director independence and the director nominations process, and recommending that such disclosure be included in the Combined Company’s proxy statement or annual report on Form 10-K, as applicable;

● reviewing the Combined Company’s code of ethics and periodically recommending any changes to the code to the Board;

● reviewing any director resignation letter tendered and evaluating and recommending to the Board whether such resignation should be accepted;

● overseeing the Combined Company’s practices and strategy relating to workforce health and safety, human capital management, energy efficiency and the environmental impact of the Combined Company’s homebuilding process, home affordability, business ethics and compliance, and data privacy and protection; and

● selecting, retaining and obtaining advice from director search firms, outside counsel, executive search firms and other advisors as the committee deems necessary, including determining their compensation, overseeing their work and assessing their independence as appropriate.

The Combined Company’s nominating and corporate governance committee consists of Morris A. Davis, Larry G. Swets, Jr. and Zvi Yemini, with Zvi Yemini serving as Chairperson.

Code of Business Conduct and Ethics

The Combined Company has adopted a written code of business conduct and ethics that applies to its directors, officers and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on the Combined Company’s website at https://www.boxabl.com/ir. In addition, the Combined Company intends to post on its website all disclosures that are required by law or the Nasdaq rules concerning any amendments to, or waivers from, any provision of the code. The information on the Combined Company’s website is deemed not to be incorporated in this Current Report on Form 8-K.

Executive Compensation

The Combined Company’s named executive officers are Paolo Tiramani (Co-Chief Executive Officer), Galiano Tiramani (Co-Chief Executive Officer) and Martin Noe Costas (Chief Financial Officer and Treasurer).

The Combined Company does not have employment agreements with its named executive officers and has not maintained any pension, retirement or similar benefit plans for its named executive officers. The Combined Company intends to evaluate its executive compensation philosophy and plans following the consummation of the Business Combination.

The information regarding executive compensation of the Combined Company’s named executive officers is set forth in the Proxy Statement/Prospectus in the section entitled “Executive Officer and Director Compensation” beginning on page 282 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Overview of Anticipated Executive Compensation Program

Following the Closing Date, decisions with respect to the compensation of the Combined Company’s executive officers, including its named executive officers, will be made by the compensation committee of the Board. The Combined Company anticipates that compensation for its executive officers will have the following components: base salary, cash bonus opportunities, equity compensation, employee benefits and severance protections. The Combined Company will use annual cash bonuses and equity awards to promote performance-based pay that aligns the interests of its executive officers with the long-term interests of its stockholders and enhances executive retention.

Certain Relationships and Related Transactions

Certain relationships and related-party transactions are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” beginning on page 291 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Legal Proceedings

From time to time, the Combined Company and its subsidiaries may become involved in legal proceedings arising in the ordinary course of its business. BOXABL has initiated legal proceedings against a key supplier that failed to deliver deposits and custom equipment, seeking damages, specific performance and other remedies. That matter remains pending. BOXABL does not anticipate additional material adverse impacts on its financial condition from such proceedings.

A Securities and Exchange Commission investigation involving a former BOXABL employee’s fraudulent securities activities concluded by July 2024 without SEC enforcement action against BOXABL.

For additional information regarding legal proceedings involving the Combined Company and its subsidiaries, see “Item 3. Legal Proceedings” in BOXABL’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 27, 2026 (Commission File No. 000-56579), and “Part II, Item 1. Legal Proceedings” in BOXABL’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, filed with the SEC on May 15, 2026 (Commission File No. 000-56579), the disclosures of which are incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

Immediately prior to the closing of the Business Combination, the FGMC Units, FGMC Common Stock and FGMC Rights were listed on Nasdaq under the symbols “FGMCU,” “FGMC” and “FGMCR,” respectively.

As of the Closing Date, FGMC’s Units separated into their component securities. As a result, the FGMC Units and FGMC Rights no longer trade.

On the Closing Date, the Combined Company Class A Common Stock was listed on Nasdaq under the new trading symbol “BXBL.” The Combined Company Merger Preferred Stock is not listed on Nasdaq or any other securities exchange and is not publicly traded. The Combined Company Class B Common Stock is not listed and is not publicly traded.

As of the Closing Date and following the completion of the Business Combination, the Combined Company had approximately 241,493,343 shares of common stock issued and outstanding held of record by 4,528 holders. Such numbers do not include Depository Trust Company participants or beneficial owners holding shares through nominee names.

Dividends

The Combined Company has not paid any cash dividends on its common stock to date. The Combined Company may retain future earnings, if any, for future operations, expansion and debt repayment and has no current plans to pay cash dividends for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of the Board and will depend on, among other things, the Combined Company’s results of operations, financial condition, cash requirements, contractual restrictions and other factors that the Board may deem relevant. The Combined Company does not anticipate declaring any cash dividends to holders of common stock in the foreseeable future.

Recent Sales of Unregistered Securities

The information provided in the Introductory Note and Item 1.01 of this Form 8-K is incorporated by reference into this section.

Description of Registrant’s Securities

The description of the Combined Company’s securities is set forth in the section of the Proxy Statement/Prospectus entitled “Description of the Combined Company’s Securities” beginning on page 293 of the Proxy Statement/Prospectus, which information is incorporated herein by reference.

Indemnification of Directors and Officers

The TBOC authorizes corporations to limit or eliminate, subject to certain conditions, the personal liability of directors and officers to corporations and their stockholders for monetary damages for breach of their fiduciary duties. The Combined Company’s organizational documents limit the liability of its directors and officers to the fullest extent permitted by Texas law.

The Combined Company expects to purchase director and officer liability insurance to cover liabilities its directors and officers may incur in connection with their services to the Combined Company, including matters arising under the Securities Act. The Combined Company’s organizational documents also provide that the Combined Company will indemnify its directors and officers to the fullest extent permitted by Texas law. In addition, the Combined Company intends to enter into customary indemnification agreements with each of its officers and directors, as described above in Item 1.01.

There is no pending litigation or proceeding involving any of the Combined Company’s directors, officers, employees or agents in which indemnification will be required or permitted. The Combined Company is not aware of any threatened litigation or proceedings that may result in a claim for such indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, executive officers or persons controlling the Combined Company, the Combined Company has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Prior to the consummation of the Business Combination, the FGMC Units, FGMC Common Stock and FGMC Rights were listed on Nasdaq under the symbols “FGMCU,” “FGMC” and “FGMCR,” respectively. On the Closing Date, all of the issued and outstanding FGMC Units separated into their component securities and the FGMC Units, FGMC Common Stock and FGMC Rights ceased trading on Nasdaq.

In connection with the Business Combination, the Combined Company Class A Common Stock was approved for listing on Nasdaq. The Combined Company Class A Common Stock began trading on Nasdaq under the symbol “BXBL” on July 20, 2026.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in the Introductory Note and Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders.

The material terms of the organizational documents of the Combined Company and the general effect upon the rights of holders of the Combined Company’s capital stock are described in the sections of the Proxy Statement/Prospectus entitled “The Conversion Proposal” beginning on page 144 of the Proxy Statement/Prospectus and “Description of the Combined Company’s Securities” beginning on page 293 of the Proxy Statement/Prospectus, which information is incorporated herein by reference.

On the Closing Date, the Combined Company filed a Certificate of Formation with the Texas Secretary of State and adopted new Bylaws in connection with the Conversion. Copies of the Certificate of Formation and Bylaws are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant

Upon the consummation of the Business Combination, the Combined Company appointed CBIZ CPAs P.C. as its independent registered public accounting firm to audit the Combined Company’s consolidated financial statements as of and for the year ending December 31, 2026.

Accordingly, Fruci & Associates II, PLLC, the independent registered public accounting firm for FGMC prior to the Business Combination (“Fruci”), was dismissed as of the date of the consummation of the Business Combination.

There were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Fruci on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Fruci, would have caused Fruci to make reference thereto in its report on Fruci’s pre-merger financial statements for such periods. There have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Combined Company provided Fruci with a copy of the foregoing disclosures and has requested that Fruci furnish the Combined Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Combined Company set forth above. A copy of Fruci’s letter, dated July 22, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.01 Changes in Control of Registrant.

The information set forth in the Introductory Note of this Current Report on Form 8-K and in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note of this Current Report on Form 8-K and in the section entitled “Information about Directors and Executive Officers” in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Incentive Plan

In connection with the Business Combination, the Combined Company adopted the BOXABL Inc. 2026 Omnibus Incentive Plan (the “Incentive Plan”). The Incentive Plan reserves 75,000,000 shares of Combined Company Class A Common Stock for issuance. The Incentive Plan permits the grant of options (including incentive stock options and nonqualified stock options), stock appreciation rights, restricted stock, restricted stock units, performance-based awards, other share-based awards, and other cash-based awards. The material terms of the Incentive Plan are discussed in the section of the Proxy Statement/Prospectus entitled “The Incentive Plan Proposal” beginning on page 163 of the Proxy Statement/Prospectus, which information is incorporated herein by reference.

Directors and Executive Officers

The information regarding the Combined Company’s directors and executive officers set forth under the headings “Directors and Executive Officers” and “Executive Compensation” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference. The Combined Company’s fiscal year ends December 31; no change in fiscal year is being made in connection with the Business Combination.

Item 5.06 Change in Shell Company Status

As a result of the Business Combination, which fulfilled the definition of a business combination as required by FGMC’s organizational documents, FGMC ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing Date. The material terms of the Business Combination are described in the Proxy Statement/Prospectus in the section entitled “The Business Combination Proposal” beginning on page 119 of the Proxy Statement/Prospectus which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On July 17, 2026, the Combined Company issued a press release announcing the consummation of the Business Combination, which is included in this Current Report on Form 8-K as Exhibit 99.9.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The following historical audited financial statements and the related notes are incorporated herein by reference from the Proxy Statement/Prospectus:

●	Audited financial statements of FGMC as of and for the years ended December 31, 2025 and December 31, 2024, audited by Fruci & Associates II, PLLC.

●	Audited financial statements of BOXABL as of and for the year ended December 31, 2025, audited by CBIZ CPAs P.C.

●	Audited financial statements of BOXABL as of and for the year ended December 31, 2024, audited by Marcum LLP.

The historical financial statements of FGMC and BOXABL and the related notes are included as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

The unaudited interim consolidated financial statements of BOXABL as of and for the three months ended March 31, 2026 and March 31, 2025 are included as Exhibit 99.5 to this Current Report on Form 8-K and incorporated by reference herein. The unaudited interim financial statements of FGMC as of and for the three months ended March 31, 2026 and March 31, 2025 are included as Exhibit 99.7 to this Current Report on Form 8-K and incorporated by reference herein.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of FGMC and BOXABL as of March 31, 2026, for the three months ended March 31, 2026, and for the year ended December 31, 2025 is set forth in Exhibit 99.3 hereto and is incorporated by reference herein.

(c) Management’s Discussion and Analysis

Management’s Discussion and Analysis of Financial Condition and Results of Operations of BOXABL for the year ended December 31, 2025 is included as Exhibit 99.4 to this Current Report on Form 8-K and incorporated by reference herein. Management’s Discussion and Analysis of Financial Condition and Results of Operations of BOXABL for the three months ended March 31, 2026, compared to the three months ended March 31, 2025, is included as Exhibit 99.6 to this Current Report on Form 8-K and incorporated by reference herein. Management’s Discussion and Analysis of Financial Condition and Results of Operations of FGMC for the three months ended March 31, 2026, compared to the three months ended March 31, 2025, is included as Exhibit 99.8 to this Current Report on Form 8-K and incorporated by reference herein.

(d) Exhibits

Exhibit Index

Exhibit No.	Description
2.1+	Agreement and Plan of Merger, dated as of August 4, 2025, by and among FG Merger II Corp., FG Merger Sub II Inc. and BOXABL Inc. (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4, as amended (File No. 333-290357)).
2.2	First Amendment to Agreement and Plan of Merger, dated November 3, 2025 (incorporated by reference to Exhibit 2.2 to the Registration Statement on Form S-4, as amended (File No. 333-290357)).
2.3	Second Amendment to Agreement and Plan of Merger, dated April 6, 2026 (incorporated by reference to Exhibit 2.3 to the Registration Statement on Form S-4, as amended (File No. 333-290357)).
2.4	Third Amendment to Agreement and Plan of Merger, dated May 6, 2026 (incorporated by reference to Exhibit 2.4 to the Registration Statement on Form S-4, as amended (File No. 333-290357)).
3.1	Certificate of Formation of BOXABL Inc., as filed with the Texas Secretary of State, effective upon the Closing.
3.2	Bylaws of BOXABL Inc., effective upon the Closing.
10.1	Form of Company Lock-Up Agreement.
10.2	Form of Sponsor Lock-Up Agreement.
10.3	Form of Indemnification Agreement.
10.4	BOXABL Inc. 2026 Omnibus Incentive Plan.
16.1	Letter from Fruci & Associates II, PLLC to the Securities and Exchange Commission, dated July 22, 2026.
99.1	Audited financial statements of FG Merger II Corp. as of and for the years ended December 31, 2025 and December 31, 2024.
99.2	Audited financial statements of BOXABL Inc. as of and for the years ended December 31, 2025 and December 31, 2024.
99.3	Unaudited Pro Forma Condensed Combined Financial Information as of March 31, 2026, for the three months ended March 31, 2026, and for the year ended December 31, 2025.
99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations of BOXABL.
99.5	Unaudited interim consolidated financial statements of BOXABL Inc. as of and for the three months ended March 31, 2026 and March 31, 2025.
99.6	Management’s Discussion and Analysis of Financial Condition and Results of Operations of BOXABL for the three months ended March 31, 2026.
99.7	Unaudited interim financial statements of FG Merger II Corp. as of and for the three months ended March 31, 2026, and March 31, 2025.
99.8	Management’s Discussion and Analysis of Financial Condition and Results of Operations of FG Merger II Corp. for the three months ended March 31, 2026.
99.9	Press Release announcing consummation of the Business Combination.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

+ Schedule and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). The Combined Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2026	BOXABL INC.

	By:	/s/ Paolo Tiramani
	Name:	Paolo Tiramani
	Title:	Co-Chief Executive Officer